                                                                   Exhibit 10.20

MASTER LEASE AGREEMENT                                              [FLEET LOGO]

LESSEE INFORMATION

Full Legal Name ENERGY CONCEPTS INC                           Phone 732-764-9191
               ----------------------------------------------      -------------
DBA Name (If Any)                  Federal Tax I.D. No.           Fax
                  ----------------                     ----------    -----------
Billing Address 2 EXECUTIVE DRIVE STE 200 SOMERSET, NJ 08873-4002
                 ---------------------------------------------------------------
Send Invoice to Attention of FERNANDO RAMIREZ
                            ----------------------------------------------------
TERMS & CONDITIONS

        Please read your copy of this Master Lease Agreement ("Agreement") carefully and feel free to ask us any questions you may have about it. Words "you" and "your" refer to the "Lessee" and the words "we", "us" and "our" refer to Fleet National Bank, the "Lessor" of the Equipment.

        1. LEASE. This Agreement establishes the general terms and conditions under which we may from time to time lease Equipment (as hereinafter defined) to you. The terms of this Agreement shall be deemed to form a part of each Schedule (the form of which is attached hereto as Exhibit "A") executed by you and us which references this Agreement. "Equipment" shall mean all items of Equipment set out in any "Schedule" Each Schedule shall constitute a separate lease agreement ("Lease") incorporating all of the terms and conditions of this Agreement. In the event of a conflict between the provisions of any Lease and the provisions of this Agreement, the provisions of the Lease shall prevail.

        2. TERM. This Agreement shall become effective when it is signed and accepted by us and shall remain in effect until the last Lease term under any Schedule has expired. Individual Leases go into effect and the term of a Lease begins when it is signed and accepted by us ("Commencement Date"). The first Lease Payments is due on the date we accept the Lease or any later date designated by us. Subsequent Lease Payments will be due as invoiced by us for successive months until the balance of the Lease Payments and any additional Lease Payments or expenses chargeable to you under a Lease are paid in full. Your obligation to pay the Lease Payments and other Lease obligations is absolute and unconditional and is not subject to cancellation, reduction, setoff or counterclaim. All payments will be made to us as set forth on the Lease or any other place we indicate in writing. THIS AGREEMENT AND ALL LEASES ARE NON-CANCELLABLE.

        The amount of each Lease Payment is based on the supplier's best estimate of the Equipment cost including (if applicable), any installation, other related costs and estimated sales or use tax. The Lease Payments will be adjusted proportionately upward or downward if the actual total cost of the Equipment or taxes is more or less than the estimate. In that event, you authorize us to adjust the Lease Payments by up to fifteen percent (15%). In the event our Lease rates increase after the date you sign a Lease and the Lease is not accepted by us within thirty (30) days of the effective date of the Lease rate increase, you authorize us to increase the Lease Payments to reflect the Lease rate increase applicable to the Lease.

        3. DELIVERY AND ACCEPTANCE. You are responsible, at your own cost, to arrange for the delivery and installation of the Equipment (unless such costs are included in the cost of the Equipment to us). You agree to accept the Equipment when it is delivered and to sign the Equipment Acceptance supplied by us.

        4. USE, MAINTENANCE, REPAIR, SUPPLIES AND WARRANTIES. You have selected the Equipment and the supplier from whom we agree to purchase the Equipment at your request. We are not the manufacturer of the Equipment and we are leasing the Equipment to you "AS-IS". You have selected the Equipment and we MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH ANY LEASE. We transfer to you for the term of any Lease all warranties, if any, made by the manufacturer.

        YOU ALSO ACKNOWLEDGE THAT NO ONE IS AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR CONDITION OF THIS AGREEMENT OR ANY LEASE AND EXCEPT FOR THE MANUFACTURER WARRANTIES, MAKE ANY REPRESENTATION OR WARRANTY ABOUT ANY LEASE OR THE EQUIPMENT. WE SHALL NOT BE LIABLE FOR ANY DELAYS IN MAKING DELIVERIES OR REPAIRS NOR IN ANY EVENT FOR SPECIAL, RESULTING OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT OCCASIONED BY ANY BREACH OF WARRANTY OR REPRESENTATION OR RESULTING FROM THE USE OR PERFORMANCE OF THE EQUIPMENT. YOUR OBLIGATION TO PAY IN FULL ANY AMOUNT DUE UNDER A LEASE WILL NOT BE AFFECTED BY ANY DISPUTE, CLAIM, COUNTERCLAIM, DEFENSE OR OTHER RIGHT WHICH YOU MAY HAVE OR ASSERT AGAINST THE SUPPLIER OR THE EQUIPMENT MANUFACTURER.

        5. TITLE, PERSONAL, PROPERTY, LOCATION AND INSPECTION. We own the Equipment and you have the right to use the Equipment for the full Lease term provided you comply with the terms and conditions of this Agreement and the Lease. Although the Equipment may become attached to real estate, it remains personal property and you agree not to permit a lien to be placed upon the Equipment or to remove the Equipment without our prior written consent. If we feel it is necessary, you agree to provide us with waivers of interest or lines, from anyone claiming any interest in the real estate on which any item of Equipment is located. We also have the right, at reasonable times, to inspect the Equipment.

        6. MAINTENANCE. You are required, at your own cost and expense, to keep the Equipment in good repair, condition and working order, except for ordinary wear and tear, and you will supply all parts and servicing required. All replacement parts used or installed and repairs made to the Equipment will become our property. You may, with our prior written consent, make modifications to the Equipment; provided such modifications do not reduce the value or usefulness of the Equipment or result in the loss of any warranty or any certification necessary for the maintenance of the Equipment and such modifications must be easily removable without causing damage to the Equipment. Before returning the Equipment, you agree to remove such modifications and restore the Equipment to its original condition. If you fail to remove such modifications, we are deemed the owner of such modifications. (THIS MASTER LEASE AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS ON FOLLOWING PAGE WHICH ARE A PART HEREOF)

LESSEE SIGNATURE

You agree to all of the Terms and Conditions contained in both sides of this Agreement, and in any attachments to same (all of which are included by reference) and become part of this Agreement. You acknowledge to have read and agreed to all the Terms and Conditions.

By signing the Credit Application related to this Agreement, you authorize us and our affiliates and assignees to share your credit information.

Signature X /s/ FERNANDO RAMIREZ
            -------------------------------
(AGREEMENT MUST BE SIGNED BY AUTHORIZED CORPORATE OFFICER, PARTNER OR
PROPRIETOR)

Date 2-16-99
    ---------------------------------------
Print Name   Fernando Ramirez
          ---------------------------------
Title President

For ENERGY CONCEPTS INC
    ---------------------------------------
    Legal Name of Corporation or Partnership

THIS AGREEMENT AND EACH INDIVIDUAL LEASE SHALL NOT BE BINDING UPON LESSOR OR BECOME EFFECTIVE UNTIL AND UNLESS LESSOR EXECUTES THE AGREEMENT AND/OR LEASE. THE LEASES ARE NOT INTENDED FOR HOME OR PERSONAL USE OR FOR TRANSACTIONS WITH AN EQUIPMENT COST LESS THAN $5,000.

LESSOR SIGNATURE

Lessor Signature X /s/ GAIL FERGUSON
                  --------------------------------
Date 3-30-99
     ---------------------------------------------
Print Name    Gail Ferguson
          ----------------------------------------
Title
      --------------------------------------------
For FLEET NATIONAL BANK
    ----------------------------------------------

        IN THE EVENT THE LEASE PAYMENTS INCLUDE THE COST OF MAINTENANCE AND/OR SERVICE BEING PROVIDED BY THE SUPPLIER AND/OR THE MANUFACTURER, YOU ACKNOWLEDGE THAT WE ARE NOT RESPONSIBLE FOR PROVIDING ANY REQUIRED MAINTENANCE AND/OR SERVICE FOR THE EQUIPMENT. YOU WILL MAKE ALL CLAIMS FOR SERVICE AND/OR MAINTENANCE SOLELY TO THE SUPPLIER AND/OR MANUFACTURER AND SUCH CLAIMS WILL NOT AFFECT YOUR OBLIGATION TO MAKE ALL REQUIRED LEASE PAYMENTS.

        7. ASSIGNMENT. YOU AGREE NOT TO TRANSFER, SELL, SUBLEASE, ASSIGN, PLEDGE OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER ANY LEASE WITHOUT OUR PRIOR WRITTEN CONSENT. You agree that we may sell, assign or transfer any Lease and if we do, the new owner will have the same rights and benefits that we now have and will not have to perform any of our obligations and that the rights of the new owner will not be subject to any claims, defenses, or setoffs that you may have against us. Any such assignment, sale or transfer of a Lease or the Equipment will not relieve us of our obligations to you under the Lease.

        8. REDELIVERY AND RENEWAL. Upon at least one hundred twenty (120) days written notice to US prior to the expiration of the initial term or any renewal of this Lease, you shall advise us of your intention to return the equipment to US at the end of the initial term or any renewal of the Lease. Provided YOU have given such timely notice. YOU shall return the Equipment, freight and insurance prepaid, to US in good repair, condition and working order, ordinary wear and tear excepted, in a manner and to a location designated by US. If YOU do fail to so notify us, or having notified US, YOU fail to return the equipment as provided herein, this Lease shall renew for an additional terms of four (4) months, and you agree to continue to make lease payments at the same monthly lease payment as set forth in this Lease, subject to the right of either party to terminate any renewal upon one hundred and twenty (120) days written notice, in which case you will immediately deliver the equipment to us as stated in this paragraph.

        9. LOSS OR DAMAGE. You are responsible for the risk of loss or destruction of, or damage to the Equipment. No such loss or damage relieves you from any obligation under a Lease. You agree to promptly notify us in writing of any loss or destruction or damage to the Equipment and you will, at our option,
(a) repair the Equipment to good condition and working order, (b) replace the Equipment with like Equipment in good repair, condition and working order, acceptable to us and transfer clear title to such replacement Equipment to us, such Equipment shall be subject to the Lease and be deemed the Equipment, or (c) pay to us the present value of the total of all unpaid Lease Payments for the full Lease term plus the estimated fair market value of the Equipment at the end of the originally scheduled Lease term, all discounted at six percent (6%) per year whereupon the Lease shall terminate. All proceeds of insurance received by us as a result of such loss or damage will be applied, where applicable, toward the replacement or repair of the Equipment or the payment of your obligations.

        10. INDEMNITY. We are not responsible for any losses or injuries caused by the acquisition, installation, ownership, or use of the Equipment. You agree to reimburse us for and to defend us against any claim for losses or injuries caused by the Equipment. This indemnity will continue even after the termination of a Lease.

        11. TAXES. You agree to pay all license and registration fees, sale and use taxes, personal property taxes and all other taxes and charges, relating to the ownership, leasing, rental, sale, purchase, possession or use of the Equipment as part of the Lease Payment or as billed by us. You agree that if we pay any taxes or charges on your behalf, you will reimburse us for all such payments and will pay us interest and a late charge (as calculated in Section
14) on such payments with the next Lease Payment, plus reasonable costs incurred in collecting and administering any taxes, assessments or fees and remitting them to the appropriate authorities.

        12. INSURANCE. During the term of a Lease, you will keep the Equipment insured against all risks of loss or damage in an amount not less than the replacement cost of the Equipment, without deductible and without co-insurance. You will also obtain and maintain for the term of a Lease, comprehensive public liability insurance covering both personal injury and property damage of at least $100,000 per person and $300,000 per occurrence for bodily injury and $50,000 for property damage. We will be the sole named loss payee on the property insurance and named as an additional insured on the public liability insurance. You will pay all premiums for such insurance and must deliver proof of insurance coverage satisfactory to us. If you do not provide such insurance, you agree that we have the right, but not the obligation, to obtain such insurance and charge you for all costs.

        13. DEFAULT. You are in default of a Lease if any of the following occurs: a. You fail to pay any Lease Payment or other sum when due; b. You breach any warranty or other obligation under this Agreement or any Lease, or any other agreement with us; c. You, any partner or any guarantor dies, you become insolvent or unable to pay your debts when due; you stop doing business as a going concern; you merge, consolidate, transfer all or substantially all of your assets; you make an assignment for the benefit of creditors or you undergo a substantial deterioration in your financial condition; or d. You, any guarantor or any partner, will voluntarily file or have filed against you or it involuntarily, a petition for liquidation, reorganization, adjustment of debt or similar relief under the Federal Bankruptcy Code or any other present or future federal or state bankruptcy or insolvency law, or a trustee, receiver or liquidator will be appointed for it or a substantial part of its assets.

        14. REMEDIES. We have the following remedies if a default should occur.
a. Upon written notice, declare the entire balance of the unpaid Lease Payments for the full term of all Leases immediately due and payable, sue for and receive all Lease Payments and any other payments then accrued or accelerated under all Leases or any other agreement plus the estimated fair market value of the Equipment at the end of the originally scheduled term of all Leases, and all accelerated Lease Payments and the estimated fair market value of the Equipment will be discounted to the date of the default at six percent (6%) per year, but only to the extent permitted by law: b. Charge you interest on all monies due us at the rate of eighteen percent (18%) per year from the date of default until paid, but in no event more than the maximum rate permitted by law; c. Charge you a return-check or non-sufficient funds charge ("NSF Charge") to reimburse us for the time and expense incurred with respect to a check that is returned for any reason including non-sufficient or uncollected funds, such NSF Charge is stipulated and liquidated at $25.00; and d. Require that you return the Equipment to us and in the event you fail to return the Equipment, enter upon the premises peaceably with or without legal process where the Equipment is located and repossess the Equipment. Such return or repossession of the Equipment will not constitute a termination of the applicable Lease unless we expressly notify you in writing. In the event the Equipment is returned or repossessed by us and unless we have terminated the applicable Lease, we will sell or re-rent the Equipment to any persons with any terms we determine, at one or more public or private sales, with or without notice to you, and apply the net proceeds deducting the costs and expenses of such sale or re-rent, to your obligations with you remaining liable for any deficiency on the Leases and with any excess being retained by us. The credit for any sums to be received by us from any such rental shall be discounted to the date of the agreement at six percent (6%) per year.

        You are also required to pay (i) all expenses incurred by us in connection with the enforcement of any remedies, including all expenses of repossessing, storing, shipping, repairing and selling the Equipment, and (ii) reasonable attorneys' fees.

        Whenever any Lease Payment is not made when due, you agree to pay us, within one month, a late charge of five percent (5%) for each delayed payment, with a minimum of $10.00 as compensation for our internal operating expenses arising as a result of each delayed payment, but only to the extent permitted by law. This amount is payable in addition to all amounts payable by you as a result of the exercise of any other remedies.

        You agree that any delay or failure to enforce our rights under this Agreement or any Lease does not prevent us from enforcing any rights at a later time.

        15. SECURITY DEPOSIT. We will retain any required security deposit to insure your performance of your obligations. Any security deposit is non-interest bearing. We may apply any security deposit to cure any default by you, in which event you will promptly restore any amount so applied. If you are not in default, any security deposit will be returned to you at the termination of a Lease.

        16. LESSEE'S REPRESENTATIONS AND WARRANTIES. You warrant and represent that the Equipment will be used for business purposes, and not for personal, family or household purposes. You have conducted a review of yours and your significant vendors' computer systems to identify those areas that could be affected by the Year 2000 issue and have developed and implemented a plan to resolve the issue and make your operations Year 2000 compliant prior to January 1, 2000 and you further represent and warrant that the Year 2000 issue and the costs of resolving such issue will not materially adversely affect your financial condition, business or operations prior to January 1, 2000. Year 2000 issue shall mean the failure of computer systems to in any way utilize data and information due to the occurrence of the Year 2000 or the inclusion of dates on or after January 1, 2000.

        17. UCC FILINGS AND FINANCIAL STATEMENTS. You authorize us to file a financing statement with respect to the Equipment signed by us where permitted by the Uniform Commercial Code and grant us the right to sign such financing statement on your behalf. The filing of a financing statement is not to be construed as evidence that any security interest was intended to be created, but only to give public notice of our ownership of the Equipment. If a Lease is deemed at any time to be one intended as security then you grant us a security interest in the Equipment and the proceeds from the sale, rent or other disposition of the Equipment. For each Lease, you agree to pay us a fee of $49.50 plus 1/10th of one percent (1%) of the original Equipment cost in excess of $50,000.00 to reimburse our expenses for preparing this financing statement and other documentation costs. If the Equipment is located in more than one location, you agree to pay us an additional fee of $10.00 for each additional filing required for each additional location. If we feel it is necessary, you agree to submit financial statements (audited if available) on a quarterly basis.

        18. NOTICE. Written notices will be deemed to have been given when delivered personally or deposited in the United States mail, postage prepaid, addressed to the recipient at its address above or at any other address subsequently provided in writing.

        19. UCC - ARTICLE 2A PROVISIONS. You agree that these Leases are Finance Leases as that term is defined in Article 2A of the Uniform Commercial Code ("UCC"). You acknowledge that we have given you the name of the Supplier of the Equipment for each Lease. We hereby notify you that you may have rights under the contract with the Supplier and you may contact the Supplier for a description of any rights or warranties that you may have under this supply contract. You also waive any and all rights and remedies granted you under Sections 2A-508 through 2A-522 of the UCC including, but not limited to: the right to repudiate a Lease and reject the Equipment; the right to cancel a Lease; the right to revoke acceptance of a Lease; the right to grant a security interest in the Equipment in your possession and control for any reason; or the right to recover damages for any breach of warranty.

        20. CHOICE OF LAW. This Agreement and all Leases were made in the Commonwealth of Pennsylvania (by us having countersigned them in Berwyn, Pennsylvania); and they are to be performed in the Commonwealth of Pennsylvania by reason of the Lease Payments you are required to pay us in Pennsylvania. This Agreement and all Leases shall in all respects be interpreted and all transactions subject to this Agreement and all rights and liabilities of the parties under this Agreement and all Leases shall be determined and governed as to their validity, interpretation, enforcement and effect by the laws of the Commonwealth of Pennsylvania except for local filing requirements. You consent to and agree that personal jurisdiction over You and subject matter jurisdiction over the Equipment shall be with the Courts of the Commonwealth of Pennsylvania or the Federal District Court for the Eastern District of Pennsylvania solely at our option with respect to any provision of this Agreement or any Lease. You also agree to waive your right to a trial by jury.

        21. ENTIRE AGREEMENT; SEVERABILITY; WAIVERS: This Agreement and all Leases contain the entire agreement and understanding. No agreements or understandings are binding on the parties unless set forth in writing and signed by the parties. Any provision of this Agreement or any Lease which for any reason may be held unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective without invalidating the remaining provisions of this Agreement and the Leases.

MASTER LEASE AGREEMENT SCHEDULE                                     [FLEET LOGO]


To and hereby made a part of the Master Lease Agreement dated as of __________ by and between Fleet National Bank ("Lessor") and ENERGY CONCEPTS INC ("Lessee Capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Master Lease Agreement.

LESSEE INFORMATION

Full Legal Name ENERGY CONCEPTS INC
                ----------------------------------------------------------------
DBA Name
        ------------------------------------------------------------------------
Billing Address 2 EXECUTIVE DRIVE STE 200
               -----------------------------------------------------------------
City SOMERSET  State NJ  Zip 08873-4002  County SOMERSET
    -----------      ----    ------------       --------------------------------
Equipment Location (IF NOT AS ABOVE) 2 EXECUTIVE DRIVE STE 200
                                    --------------------------------------------
City SOMERSET  State NJ  Zip 088734002  County SOMERSET
    ---------       ---     ----------        ----------------------------------
                                               732-764-9191

EQUIPMENT INFORMATION

        QTY                         MODEL                                       DESCRIPTION
-------------------    ------------------------------     ------------------------------------------------------
                                                          SEE SCHEDULE A
-------------------    ------------------------------     ------------------------------------------------------
                                                                   ATTACH EQUIPMENT SCHEDULE A IF NEEDED

NUMBER & AMOUNT OF LEASE PAYMENTS

NUMBER OF    AMOUNT OF LEASE    SALES   TOTAL AMOUNT OF    Security     FIRST PAYMENT AMOUNT     ENCLOSE PAYMENT FOR THIS AMOUNT
PAYMENTS         PAYMENT         TAX     LEASE PAYMENT                Advance Rental Amount      (MAKE CHECK PAYABLE TO LESSOR)
--------------------------------------------------------------------------------------------
  24              529.84           0        529.84            0               529.84                       529.84
--------------------------------------------------------------------------------------------
  0                 0              0           0
--------------------------------------------------------------------------------------------
                                         Applicable Tax:      0                 0
--------------------------------------------------------------------------------------------

Terms of Lease in Months 24          Lessee Tax No
                        -----                     ------------------
Payment Frequency: MONTHLY
                  ---------------

LEASE GUARANTY

To induce Lessor to enter this Lease, the undersigned unconditionally guarantees the prompt payment of all the Lessee's obligations under the Lease We are not required to proceed against the Lessee or the equipment or enforce other remedies before proceeding against the undersigned. The undersigned waives notice of acceptance and all other notices or demand of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modification granted to the Lessee and the release and/or compromise of any obligations of the Lessee or any other guarantors without releasing the undersigned from his or her obligations. This is a continuing guarantee and will remain in effect in the event of the death of the undersigned, and will bind the heirs, administrators, representatives, successors and assigns of undersigned and may be enforced by or for the benefit of any assignee or successor of us. This guaranty is governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


Signature X  /s/ FERNANDO RAMIREZ
           -------------------------------
Print Name FERNANDO RAMIREZ
          --------------------------------
Home Address 100 LEANAPE TRAIL
            ------------------------------
City WASHINGTON   State NJ   Zip 078820000
    -------------      ----     ----------
S.S.# 150580306           Phone 7327649191
     ---------------           -----------

Signature X
           -------------------------------
Print Name
          --------------------------------
Home Address
            ------------------------------
City              State      Zip
    -------------      ----     ----------
S.S.#                     Phone
     ---------------           -----------


EQUIPMENT ACCEPTANCE & PURCHASE AUTHORIZATION

YOU ACKNOWLEDGE THAT THE EQUIPMENT SHOWN ABOVE HAS BEEN RECEIVED, HAS BEEN PUT IN USE IS IN GOOD WORKING ORDER AND IS SATISFACTORY AND ACCEPTABLE.


Signature X  /s/ FERNANDO RAMIREZ
           -------------------------------
Print Name Fernando Ramirez       Title Pres.  Date 2/16/99
          ---------------------        -------     --------
For ENERGY CONCEPTS INC
   ---------------------------------------
   Legal Name of Corporation or Partnership

LEASE SHALL NOT BE BINDING UPON LESSOR OR BECOME EFFECTIVE UNTIL AND UNLESS LESSOR EXECUTES THE LEASE. THIS LEASE IS NOT INTENDED FOR HOME OR PERSONAL USE OR FOR TRANSACTIONS WITH AN EQUIPMENT COST LESS THAN $5,000.

ACCEPTED BY LESSOR


Signature X  /s/ GAIL FERGUSON         Title           Date 3/30/99
           ---------------------------      ----------     --------
For Fleet National Bank
   -----------------------------------------

LESSEE SIGNATURE

By signing the Credit Application related to this Agreement, you authorize us and our affiliates and assignees to share your Credit Information. You acknowledge that the leased equipment 88 is [X] NEW [ ] USED.


Signature X  /s/ FERNANDO RAMIREZ
           ----------------------------------------
           (LEASE MUST BE SIGNED BY AUTHORIZED CORPORATE
           OFFICER PARTNER OR PROPRIETOR)

Print Name Fernando Ramirez       Title Pres.     Date 2/16/99
          ----------------------       -------        ------------
For ENERGY CONCEPTS INC
   --------------------------------------
   Legal Name of Corporation or Partnership

Lease shall not be binding or become effective until and unless Lessor executes the Lease. You warrant and represent that the Equipment will be used for business purposes and not for personal, family, or house-hold purposes. This Lease is not intended for transactions with an equipment cost less than $5,000.

Instructions

1. Please sign the "Lessee Signature" block and if required have the Guarantor(s) sign the "Lease Guaranty" block.

2. Please enclose the "First Payment Amount" check made payable to Fleet National Bank.

3. Express or mail these documents to Fleet National Bank, 1055 Westlakes Drive, Berwyn, PA 19312. Attn: Lease Documents

                       Any questions, call 1-800-745-7372.

SCHEDULE A                                                          [FLEET LOGO]


SCHEDULE FORMING PART OF LEASE BETWEEN LESSOR,     Fleet National Bank

AND ENERGY CONCEPTS INC                                                   LESSEE
    ----------------------------------------------------------------------
DATE:                             LEASE NUMBER:
     ----------------------------              ---------------------------------

DESCRIPTION OF EQUIPMENT:

1 NEW DUAL SERV P2 400.256 (2) 9.1 SCSI 32X. NT 4.0WS; 4 NEW TIGER K62-300 3DX, WORKSTATION, 32MB 3.2GB PC DOS; 1 NEW HP SURESTR DAT 241 INT TD; 5 NEW TIGER KDS VS7-TD 17" 1280X1024.26; 1 NEW TIGER KDS VS195 TD 19".26; 1 NEW SYS 6X88 300
32MB, 3.2GB
--------------------------------------------------------------------------------

 .24X.56.6 WIN 98; 1 NEW SOLIS ST 14 F2-233, 14 1TFT .64MB 2.1GB.24XCD; 1 NEW
PORT REPLICATOR/DOCKING STATION FORR SOLIS ST; 1 NEW TARGUS LEATHER NOTEBOOK CARRYING CASE; 1 NEW HP LASER JET 2100SE; 1 NEW HP JET DIRECT 500X; 1 NEW CNET 56 KBS V.90 TYPE II
--------------------------------------------------------------------------------

PCMCIA MODEM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THIS SCHEDULE SHALL HEREAFTER FORM PART OF THE AFOREMENTIONED LEASE:

                                        LESSEE SIGNATURE


                                        Signature X  /s/ FERNANDO RAMIREZ
                                                   -----------------------------
                                                   (MUST BE SIGNED BY AUTHORIZED
                                                   CORPORATE OFFICER, PARTNER
                                                   OR PROPRIETOR)

                                        Print Name Fernando Ramirez
                                                  ------------------------------
                                        Title President            Date 2/16/99
                                             -----------------         ---------
                                        For ENERGY CONCEPTS INC
                                           -------------------------------------
                                           Legal Name of Corporation or
                                           Partnership

                                        ACCEPTED BY LESSOR


                                        Signature X /s/ GAIL FERGUSON
                                                   -----------------------------
                                        Title                      Date
                                             --------------------      ---------
                                        For Fleet National Bank
                                           -------------------------------------

Page 1 of 1 pages of this Schedule

END OF LEASE OPTION - FAIR MARKET VALUE PURCHASE OPTION             [FLEET LOGO]


LEASE COMMENCEMENT DATE              LEASE NUMBER           CUSTOMER NUMBER
                       -------------             ----------                -----
LESSEE INFORMATION

Full Legal Name ENERGY CONCEPTS INC
               -----------------------------------------------------------------
DBA (If Any)
            --------------------------------------------------------------------
Billing Address 2 EXECUTIVE DRIVE STE 200 Phone 732-764-9191
               ---------------------------      --------------------------------
City SOMERSET   County SOMERSET                 State NJ        Zip 08873-4002
     --------          ------------------------       ---------     ------------

EQUIPMENT INFORMATION

Equipment Location (If not same as above) 2 EXECUTIVE DRIVE STE 200
                                         ---------------------------------------
City SOMERSET
    ----------------------------------------------------------------------------
County SOMERSET                          State NJ        Zip 088734002
      --------------------------------        ---------     --------------------

QUANTITY       MODEL NO.    EQUIPMENT DESCRIPTION (ATTACH SCHEDULE IF NECESSARY)
--------------------------------------------------------------------------------
                            SEE SCHEDULE A
--------------------------------------------------------------------------------


NUMBER & AMOUNT OF LEASE PAYMENTS

      NUMBER OF              LEASE          SALES                TOTAL LEASE
   LEASE PAYMENTS          PAYMENTS +        TAX          =        PAYMENT
--------------------------------------------------------------------------------
           24                529.84          0                      529.84
--------------------------------------------------------------------------------
           0                    0            0                          0
--------------------------------------------------------------------------------

Terms of Lease in Months 24
                         --

Payment Frequency: MONTHLY
                   -------

Provided the Lessee has complied with all of the terms, conditions, covenants and provisions of the above Lease Agreement, Lessee may choose to exercise one of the following options at the end of the lease term:

        1. Lessee upon written notice to Lessor may purchase all, but not less than all of the equipment, leased under the above Lease Agreement, on an AS-IS, WHERE-IS basis and without warranty by the Lessor for the fair market value of the equipment (plus applicable taxes) at the end of the lease term.

        The above option will be canceled if all amounts due under this provision plus any other amounts due under the terms and conditions of the above Lease Agreement have not been paid to the Lessor within ten (10) days after the expiration of the above Lease Agreement.

        2. Lessee may renew the Lease at the then fair market renewal rental value.

        3. Lessee may return the equipment to the Lessor as provided in the Lease Agreement.

        4. Lessee may continue to make Lease Payments to Lessor in the sum equal to the last Lease Payment at the same intervals set out in the Lease as a month-to-month lease term.

        5. Trade-up to new Equipment and a new Lease. This is contingent upon Lessor's credit approval of Lessee and Lessor's receipt and acceptance of all applicable lease documentation.


LESSEE SIGNATURE


Signature X  /s/ FERNANDO RAMIREZ
           -------------------------------------
           (Lease must be signed by authorized
           Corporate Officer, Partner, or Proprietor)

Print Name Fernando Ramirez
          --------------------------------------
Title President                   Date 2/16/99
     ---------------------------      ----------
For ENERGY CONCEPTS INC
   ---------------------------------------------
   Legal Name of Corporation or Partnership


LESSOR SIGNATURE


Signature X  /s/ [Signature Illegible]
           -------------------------------------
Title                             Date 3-30-99
     ---------------------------      ----------
For FLEET NATIONAL BANK
   ---------------------------------------------

YEAR 2000 EQUIPMENT ADDENDUM

                               LESSEE INFORMATION
--------------------------------------------------------------------------------
Full Legal Name ENERGY CONCEPTS INC.           DBA Name (If Any)
               ------------------------------                   ----------------
Billing Address 2 EXECUTIVE DRIVE, SUITE 200              Phone (732) 764-9191
               ------------------------------------            -----------------
City SOMERSET     County                     State NJ             Zip 08873-4002
    --------------      --------------             ----------         ----------
--------------------------------------------------------------------------------

                              EQUIPMENT INFORMATION
--------------------------------------------------------------------------------
Equipment Location
(If not same as above) SAME AS ABOVE
                      ----------------------------------
City
    ----------------------------------------------------
County                    State          Zip
      -------------------      ---------    ------------

QUANTITY    MODEL NO      EQUIPMENT DESCRIPTION (ATTACH SCHEDULE IF NECESSARY)
--------------------------------------------------------------------------------
                          SEE SCHEDULE A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


QUANTITY    MODEL NO      EQUIPMENT DESCRIPTION (ATTACH SCHEDULE IF NECESSARY)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        WHEREAS, Lessor and the above described Lessee ("Lessee") have determined that it is to their mutual benefit to make certain additions to the above described Lease ("Lease").

        NOW THEREFORE, for good and valuable consideration, intending to be legally bound and pursuant to the Terms and Conditions of the Lease, it is hereby agreed as follows:

        1. Lessee has selected both the Equipment and the Vendor and/or Manufacturer from whom Lessor covenants to purchase the Equipment at Lessee's request. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO EXPERTISE OR SPECIAL FAMILIARITY ABOUT OR WITH RESPECT TO THE EQUIPMENT AND/OR THE EQUIPMENT'S YEAR 2000 COMPLIANCE OR YEAR 2000 CAPABILITIES. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS-IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING YEAR 2000 COMPLIANCE OR CAPABILITIES OR THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF YEAR 2000 NONCOMPLIANCE OR INCAPABILITY OR ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. If the Equipment is not properly installed, does not operate as represented or warranted by the Vendor and/or Manufacturer, is not Year 2000 compliant and/or capable or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Vendor and/or Manufacturer and shall, nevertheless, pay Lessor all Lease Payments under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, set-off or otherwise. So long as Lessee is not in breach or default of this Agreement or any Lease hereunder, Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, any rights which Lessor may have against the Vendor and/or Manufacturer for breach of warranty or other representation respecting any item of the Equipment. All proceeds of any warranty recovery by Lessee from the Vendor and/or Manufacturer of any item of the Equipment shall first be used to repair, upgrade, make Year 2000 compliant or capable or replace the affected item.

        LESSEE ACKNOWLEDGES THAT NEITHER THE VENDOR NOR ANY SALES-PERSON, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE VENDOR AND/OR MANUFACTURER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE IS AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION OR CONDITION OF THIS AGREEMENT OR ANY LEASE HEREUNDER, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS AGREEMENT, ANY LEASE HEREUNDER OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this Agreement and each Lease hereunder, has relied solely upon the terms, provisions and conditions contained herein and therein, and any other statements, warranties or representations, if any, by the Vendor and/or Manufacturer, or any salesperson, employee, representative or agent of the Vendor and/or Manufacturer, have not been relied upon, and shall not in any way affect Lessee's obligation to make the Lease Payments and otherwise perform as set forth in this Agreement and the Lease.

        REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES.

        NOTWITHSTANDING ANY PROVISION CONTAINED HEREIN TO THE CONTRARY, LESSEE DOES NOT WAIVE ANY RIGHTS OR REMEDIES IT MAY HAVE AGAINST THE VENDOR AND/OR MANUFACTURER OF THE EQUIPMENT.

        2. It is expressly agreed by the parties that this Addendum is supplemental to the Lease which is by reference made a part hereof, and all the Terms and Conditions and provisions thereof, unless specifically modified herein, are to apply to this Addendum and are made a part of this Addendum as though they were expressly rewritten, incorporated and included herein.

        3. In the event of any conflict, inconsistency or incongruity between the provisions of this Addendum and any of the provisions of the Lease, the provisions of this Addendum shall in all respects govern and control.

                                LESSEE SIGNATURE
--------------------------------------------------------------------------------

Signature X  /s/ FERNANDO RAMIREZ
           -----------------------------------
           (MUST BE SIGNED BY AUTHORIZED CORPORATE
           OFFICER, PARTNER OR PROPRIETOR)

Print Name Fernando Ramirez
          ------------------------------------
Title President                 Date 2/16/99
     ------------------------       ----------
For ENERGY CONCEPTS INC                Legal Name of Corporation or Partnership
   ------------------------------------
--------------------------------------------------------------------------------

                               ACCEPTED BY LESSOR
--------------------------------------------------------------------------------

Signature X  /s/ [Signature Illegible]
           -----------------------------------
Title                           Date 3-30-99
     ------------------------       ----------
For FLEET BUSINESS LEASING             Legal Name of Corporation or Partnership
   ------------------------------------
--------------------------------------------------------------------------------
                                                                          SUP137